                                                                    Exhibit 3.11




                               STATE OF FLORIDA
                       [LOGO - PHOTO - IN GOD WE TRUST]
                             DEPARTMENT OF STATE


I certify that the attached is a true and correct copy of Amended and Restated Articles of Incorporation, filed May 21, 1987, for FLORIDA LADDER COMPANY, a Florida corporation, as shown by the records of this office.

The document number of this corporation is 160140.





                                        Given under my hand and the
                                        Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                        4th day of June, 1987

[SEAL- GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST]
                                        /s/ George Firestone
                                        -------------------------------------
                                        George Firestone
                                        Secretary of State

                            ARTICLES OF AMENDMENT
                                      OF
                            FLORIDA LADDER COMPANY
                     Amending and Restating its Articles
                      of Incorporation in their entirety


        PURSUANT to Section 607.194 of the Florida General Corporation Act the undersigned, being all the directors and the sole shareholder of Florida Ladder Company, a Florida corporation, adopt these Articles of Amendment amending and restating the Articles of Incorporation of Florida Ladder Company in their entirety.

        FIRST:  The name of this corporation is Florida Ladder Company.

        SECOND: The Articles of Incorporation of this corporation are amended and restated in their entirety so as to read in full as follows:


                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      of
                            FLORIDA LADDER COMPANY


                ARTICLE I.  The name of this corporation is Florida Ladder
        Company.

                ARTICLE II.  The duration of this corporation is perpetual.

                ARTICLE III. The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be organized under the Florida General Corporation Act.

                ARTICLE IV. The aggregate number of shares which this corporation shall have authority to issue is 500 shares of common stock of the par value of $1,000 per share.

                ARTICLE V. The number of directors of this corporation shall be as fixed in or pursuant to its By-Laws. Directors of this corporation may be removed from office and vacancies in the board of directors of this corporation may be filled, as provided in the By-Laws of this corporation.


        THIRD: These Articles of Amendment were adopted by all the directors and the sole shareholder of this corporation on May 12, 1987.

        FOURTH: Upon the filing of these Articles of Amendment with the Department of State of the State of Florida this corporation's original Articles of Incorporation, as theretofore amended, shall be superseded and thenceforth the Amended and Restated Articles of Incorporation of this corporation set forth above shall be the Articles of Incorporation of this corporation.

        IN WITNESS WHEREOF the undersigned have set their hands and seals on May 12, 1987.

                                /s/ Richard L. Werner       (Seal)
                                ----------------------------
                                Richard L. Werner


                                /s/ Donald M. Werner        (Seal)
                                ----------------------------
                                Donald M. Werner

                                        /s/ Marc L. Werner          (Seal)
                                        ----------------------------
                                        Marc L. Werner


                                        /s/ John P. Wiener, Jr.      (Seal)
                                        -----------------------------
                                        John P. Wiener, Jr.

                                        /s/ Tobin B. Wiener           (Seal)
                                        ------------------------------
                                        Tobin B. Wiener


ATTEST:                                 R.D. Werner Co., Inc.


/s/ illegible                           By /s/ illegible
------------------------------            ------------------------------
Asst. Secretary                                 President

[Corporate Seal]


                                 CERTIFICATE
                                -------------


        I, MARC L. WERNER, Secretary of FLORIDA LADDER COMPANY, hereby certify that Richard L. Werner, Donald M. Werner Marc L. Werner, John P. Wiener, Jr. and Tobin B. Wiener are all the directors of FLORIDA LADDER COMPANY and that R.D. Werner Co., Inc. is the sole shareholder of FLORIDA LADDER COMPANY.

        WITNESS my hand and seal this 12th day of May, 1987.


                                /s/ Marc L. Werner            (Seal)
                                -------------------------------
                                   Marc L. Werner

                               STATE OF FLORIDA
                       [LOGO - PHOTO - IN GOD WE TRUST]
                             DEPARTMENT OF STATE


I certify that the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of FLORIDA LADDER COMPANY, a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 160140.





                                        Given under my hand and the
                                        Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                        4th day of June, 1987

[SEAL- GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST]

                                        Jim Smith
                                        Secretary of State

                         CERTIFICATE OF INCORPORATION
                                      OF
                            FLORIDA LADDER COMPANY
            (Incorporated Under the laws of the State of Florida)

        We, the undersigned, hereby associate ourselves together for the purpose of becoming a corporation under the laws of the State of Florida, by and under the provisions of the statutes of the State of Florida, providing for the formation liability, rights, privileges and immunities of a corporation for profit.

        ARTICLE I - MAKE OF COMPANY - The name of this corporation shall be "Florida Ladder Company."

        ARTICLE II - GENERAL NATURE OF BUSINESS - The general nature of the business and the objects and purposes proposed to be transacted and carried on are to do any and all of the things herein mentioned, as fully and to the same extent as natural persons might or could do. viz.:

        To manufacture, make, buy, sell, import, export, deal and trade in ladders, furniture, and wood, metal, plastic, ceramic and other types of products of every kind and description;

        To buy and sell, deal in, develop, promote and finance real estate and real estate properties, buildings and improvements on its own account or for or with others;

        To buy, acquire, purchase, own, hold, transfer, sell, mortgage, pledge, hypothecate, encumber, develop, import, export and deal in any and all kinds of property;

        To own, operate and transact the business of factor, broker, importer, exporter, warehousemen or sale's agent;

        To own, operate and transact the business of a retail and/or wholesale and/or commission merchant or dealer in any line of goods or commodities, and dispose of any such business in whole or in part;

        To own, operate and transact the business of ranching, dairying, trucking and/or farming;

        To deal in motor vehicles and to deal in and manufacture motor vehicle equipment, accessories and supplies;

        To carry or, engage in, or buy and dispose of in whole or in part, any trading, commercial, manufacturing, amusement or mining business;

        To buy, own, hold and/or operate hotels, restaurants, theatres, places of amusement, shows, public concessions or amusement or recreational resorts or enterprises, stores and/or factories and dispose of the same in part or in entirety;

        To own, hold and/or operate ships, barges, lighters, tugs and vessels of all kinds, (but this corporation shall not engage in the business of a canal company);

        To acquire, hold, sell and/or dispose of any of the capital stock, debentures, bonds or obligations of any other corporation or association;

        To lease any of the properties or business herein encumbered or mentioned for any of the purposes herein specified or to let the same;

        To engage in, operate, own, carry on and do the business of a wholesale and/or retail, lumber, hardware and marine-supply merchant and produce, manufacture and _______ in ____ manner of materials equipment and supplies used or suitable for use in the construction and/or maintenance of any sort vessel, watercraft, building or structure.

        To have generally all powers necessary, needful or desirable for the full and complete exercise of any or all of the rights, powers and privileges indicated in this Article or incidental thereto; it being understood that the numerations of specific powers herein shall in no way restrict or impair any material or incidental powers not specifically mentioned hereinabove, and not specifically restricted by law; and it being further understood that this corporation shall, without being in any way limited by the foregoing enumeration, have all of the powers of a corporation for profit organized under the existing laws of Florida and under said laws as and when they may later be amended and/or supplemented.

        ARTICLE III - CAPITAL STOCK - The authorized capital stock of the corporation shall be divided into a _______________________ (200) shares of common voting stock of no par value union shall be fully paid when issued and non-assessable. All of said stock shall be payable in each, property, labor or services at a just valuation to be fixed by the Board of Directors at their first meeting or at a meeting __________ for that purpose; property, labor or services may be purchased, or paid for, with the capital stock at a just valuation to be fixed by the board of directors at a meeting call for that purpose. No other class of stock may be authorized.

        ARTICLE IV - [paragraph illegible]

        ARTICLE V - This corporation shall ____________________ existence unless sooner dissolved according to ____________.

        ARTICLE VI - PRINCIPAL PLACE OF BUSINESS - The principal place of business of said corporation shall be at __________ Airport, ______ County, Florida, _______ to having branch offices at other places within or without the Note of Florida and ____________ without the United States of America.

        ARTICLE VII - BOARD OF DIRECTORS - The number of directors of this corporation shall be not less than three nor more than ten.

        ARTICLE VIII - Directors - The _______ of post office addressee of the members o the first board of Directors of this corporation shall hold office for the first year or until their successors are chosen, shall be:

                Name                            Address
                ----                            -------

Julius Delagrange               P.O. Box 2044, Sarasota, Florida
William M. Stuart               6 Floyd Avenue, Sarasota, Florida
s.M. B___________               701 Windsor Avenue, Sarasota , Florida

        ARTICLE IX - SUBSCRIBER - The name and post office address of each subscriber and the number of shares of stock which each agree to take are:

        Name                    Address                         No. Share
       ------                   -------                        -----------

Julius Delagrange       P.O. Box 2044, Sarasota, Florida          46
William N. Stuart       262 Floyd Ave., Sarasota, Florida         48
W. M. Beetners          791 Windsor Ave., Sarasota, Florida       10


        ARTICLE X - SPECIAL CHARTER PROVIDER -

        (1) The Officers of this corporation shall consist of a President, Vice-President, Secretary and Treasurer. The office of Treasurer may be combined with either that of President or Secretary and held by one and the same person and the office of Vice-President may also be combined with that of Secretary in the manner, but one person shall not hold more than two offices simultaneously.

        (2) The members of the Board of Directors shall be stockholders of the corporation and shall be elected by the stockholders; but the officers of the corporation shall be appointed or selected by the directors.

        (3) The annual meeting of stockholders shall be held at the principal office of the company on the second Tuesday in January of each year for the purpose of electing directors for the ensuing year and for such other business as may come up for consideration. The time of holding such annual meeting may, however, be changed from time to time and fixed in the by-laws.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals at Sarasota, Florida, this 30th day of December, A.D. 1979.


                                /s/ illegible                   (Seal)
                                --------------------------------

                                /s/ illegible                   (Seal)
                                --------------------------------

                                /s/ illegible                   (Seal)
                                --------------------------------

STATE OF FLORIDA

COUNTY OF SARASOTA

        Before the undersigned authority personally appeared this day JULIUS DELAGRANGE, WILLIAM N. STUART and W.M. WEATHERS, to me well known to be the individuals described in and who executed the foregoing certificate of incorporation, and severally acknowledged that they executed the same freely and voluntarily for the uses and purposes therein expressed.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Sarasota, this 30th day of December, A.D. 1949.

                                /s/ illegible
                                -----------------------------------------
                                Notary Public, State of Florida at Large


My commission expires April 30, 1951.

                 AMENDMENT TO CERTIFICATE OF INCORPORATION OF

                            FLORIDA LADDER COMPANY


        The undersigned, constituting all the Directors and all of the Stockholders of FLORIDA LADDER COMPANY, pursuant to the provisions of Section
601.18 Florida Statutes, do hereby file this written statement manifesting their intention that the certificate of incorporation be amended in the following manner and that this amendment be filed in the office of the Secretary of State by the secretary of the corporation and that the secretary pay all necessary fees and filing taxes to the Secretary of State in connection therewith.

                The authorized capital stock of this corporation is changed from a maximum of 200 shares of common voting stock at no par value which shall be fully paid when issued and non-assessable to a maximum 300 shares of common stock of $1,000.00 par value which shall be fully paid when issued and non-assessable.

        This the 1st day of December, A.D. 1969.

                                                /s/ John P. Wiener
                                                -------------------------------
                                                    John P. Wiener

                                                /s/ Matthew A. Wiener
                                                --------------------------------
                                                      Matthew A. Wiener

                                                /s/ William A. Weathers
                                                -------------------------------
                                                      William M. Weathers

                                                 /s/ Emmett Addy
                                                -------------------------------
                                                          Emmett Addy

                                                /s/ John F. Burkett, Jr.
                                                -------------------------------
                                                        John F. Burkett, Jr.

                            C E R T I F I C A T E
                            ---------------------


        WILLIAM A. WEATHERS, secretary of FLORIDA LADDER COMPANY, does hereby certify that the above named persons who have signed the foregoing Amendments to the Certificate of Incorporation of FLORIDA LADDER COMPANY, to-wit; JOHN P. WIENER, MARGERY A. WIENER, WILLIAM M. WEATHERS, EMMET ADDY and JOHN P. BURKETT, JR., constitute all of the Directors and all of the Stockholders of FLORIDA LADDER COMPANY.


                                        /s/ William M. Weathers
                                        -------------------------------------
                                        William M. Weathers



                                                (CORPORATE SEAL)

                 AMENDMENT TO CERTIFICATE OF INCORPORATION OF

                            FLORIDA LADDER COMPANY


        The undersigned, constituting all the Directors and all of the Stockholders of FLORIDA LADDER COMPANY, pursuant to the provisions of Section
608.18 Florida Statutes, do hereby file this written statement manifesting their intention that the certificate of incorporation be amended in the following manner and that this amendment be filed in the office of the Secretary of State by the Secretary of the corporation, and that the secretary pay all necessary fees and filing taxes to the Secretary of State in connection therewith.

        The Authorized capital stock of the corporation __________________ for a maximum of 300 shares of common voting stock of $1,000,000 par value which shall be fully paid when issued and non-assessed to a maximum of 500 shares of common stock of $1,000,000 par value which shall be fully paid when issued and non-assessable. This the 26th day of January, A.D. 1971.



                                                /s/ John P. Wiener
                                                -------------------------------
                                                    John P. Wiener

                                                /s/ Margery A. Wiener
                                                --------------------------------
                                                    Margery A. Wiener

                                                 /s/ Emmet Addy
                                                -------------------------------
                                                      Emmet Addy

                                                /s/ John F. Burkett, Jr.
                                                -------------------------------
                                                    John F. Burkett, Jr.

                            C E R T I F I C A T E
                            ---------------------

        MARGERY A. WIENER, Secretary of FLORIDA LADDER COMPANY, does hereby certify that the above named persons who have signed the foregoing Amendment to the Certificate of Incorporation of FLORIDA LADDER COMPANY, to-wit: JOHN P. WIENER, MARGERY A. WIENER, EMMET ADDY and JOHN F. BURKETT, JR., constitute all of the Directors and all of the stockholders of FLORIDA LADDER COMPANY.


                                        /s/ Margery A. Wiener
                                        ---------------------------------
                                        Margery A. Wiener

                            ARTICLES OF AMENDMENT
                                      OF
                            FLORIDA LADDER COMPANY
                     Amending and Restating its Articles
                      of Incorporation in their entirety


        PURSUANT to Section 607.194 of the Florida General Corporation Act the undersigned, being all the directors and the sole shareholder of Florida Ladder Company, a Florida corporation, adopt these Articles of Amendment amending and restating the Articles of Incorporation of Florida Ladder Company in their entirety.

        FIRST:  The name of this corporation is Florida Ladder Company.

        SECOND: The Articles of Incorporation of this corporation are amended and restated in their entirety so as to read in full as follows:

                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      of
                            FLORIDA LADDER COMPANY


                ARTICLE I.  The name of this corporation is Florida Ladder
        Company.

                ARTICLE II.  The duration of this corporation is perpetual.

                ARTICLE III. The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be organized under the florida General Corporation Act.

                ARTICLE IV. The aggregate number of shares which this corporation shall have authority to issue is 500 shares of common stock of the par value of $1,000 per share.

                ARTICLE V. The number of directors of this corporation shall be as fixed in or pursuant to its By-Laws. Directors of this corporation may be removed from office and vacancies in the board of directors of this corporation may be filled, as provided in the By-Laws of this corporation.


        THIRD: These Articles of Amendment were adopted by all the directors and the sole shareholder of this corporation on May 12, 1987.

        FOURTH: Upon the filing of these Articles of Amendment with the Department of State of the State of Florida this corporation's original Articles of Incorporation, as theretofore amended, shall be superseded and thenceforth the Amended and Restated Articles of Incorporation of this corporation set forth above shall be the Articles of Incorporation of this corporation.

        IN WITNESS WHEREOF the undersigned have set their hands and seals on May 12, 1987.

                                /s/ Richard L. Werner       (Seal)
                                ----------------------------
                                Richard L. Werner


                                /s/ Donald M. Werner        (Seal)
                                ----------------------------
                                Donald M. Werner

                                        /s/ Marc L. Werner          (Seal)
                                        ----------------------------
                                        Marc L. Werner


                                        /s/ John P. Wiener, Jr.      (Seal)
                                        -----------------------------
                                        John P. Wiener, Jr.

                                        /s/ Tobin B. Wiener           (Seal)
                                        ------------------------------
                                        Tobin B. Wiener


ATTEST:                                 R.D. Werner Co., Inc.


/s/ illegible                           By /s/ illegible
------------------------------            ------------------------------
Asst. Secretary                                 President

[Corporate Seal]


                                 CERTIFICATE
                                -------------


        I, MARC L. WERNER, Secretary of FLORIDA LADDER COMPANY, hereby certify that Richard L. Werner, Donald M. Werner Marc L. Werner, John P. Wiener, Jr. and Tobin B. Wiener are all the directors of FLORIDA LADDER COMPANY and that R.D. Werner Co., Inc. is the sole shareholder of FLORIDA LADDER COMPANY.

        WITNESS my hand and seal this 12th day of May, 1987.


                                /s/ Marc L. Werner            (Seal)
                                -------------------------------
                                   Marc L. Werner

                               STATE OF FLORIDA
                       [LOGO - PHOTO - IN GOD WE TRUST]
                             DEPARTMENT OF STATE


I certify from the records of this office that FLORIDA LADDER COMPANY is a corporation organized under the laws of the State of Florida, filed on January 6, 1950.

The document number of this corporation is 160140.





                                        Given under my hand and the
                                        Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                        23rd day of August, 1988

[SEAL- GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST]

                                        Jim Smith
                                        Secretary of State

                               STATE OF FLORIDA
                       [LOGO - PHOTO - IN GOD WE TRUST]
                             DEPARTMENT OF STATE




I certify that the attached is a true and correct copy of Articles of Incorporation, as amended to date, of FLORIDA LADDER COMPANY, a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 160140.





                                        Given under my hand and the
                                        Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                        18th day of June, 1988



[SEAL- GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST]

                                        Jim Smith
                                        Secretary of State

                 AMENDMENT TO CERTIFICATE OF INCORPORATION OF

                            FLORIDA LADDER COMPANY


        The undersigned, constituting all the Directors and all of the Stockholders of FLORIDA LADDER COMPANY, pursuant to the provisions of Section
608.18 Florida Statutes, do hereby file this written statement manifesting their intention that the certificate of incorporation be amended in the following manner and that this amendment be filed in the office of the Secretary of State by the Secretary of the corporation, and that the secretary pay all necessary fees and filing taxes to the Secretary of State in connection therewith.

        The Authorized capital stock of the corporation __________________ for a maximum of 300 shares of common voting stock of $1,000,000 par value which shall be fully paid when issued and non-assessed to a maximum of 500 shares of common stock of $1,000,000 par value which shall be fully paid when issued and non-assessable. This the 26th day of January, A.D. 1971.



                                                /s/ John P. Wiener
                                                -------------------------------
                                                    John P. Wiener

                                                /s/ Margery A. Wiener
                                                --------------------------------
                                                    Margery A. Wiener

                                                 /s/ Emmet Addy
                                                -------------------------------
                                                     Emmet Addy

                                                /s/ John F. Burkett, Jr.
                                                -------------------------------
                                                    John F. Burkett, Jr.

                            C E R T I F I C A T E
                            ---------------------

        MARGERY A. WIENER, Secretary of FLORIDA LADDER COMPANY, does hereby certify that the above named persons who have signed the foregoing Amendment to the Certificate of Incorporation of FLORIDA LADDER COMPANY, to-wit: JOHN P. WIENER, MARGERY A. WIENER, EMMET ADDY and JOHN F. BURKETT, JR., constitute all of the Directors and all of the stockholders of FLORIDA LADDER COMPANY.


                                        /s/ Margery A. Wiener
                                        ---------------------------------
                                        Margery A. Wiener

                            ARTICLES OF AMENDMENT
                                      OF
                            FLORIDA LADDER COMPANY
                     Amending and Restating its Articles
                      of Incorporation in their entirety


        PURSUANT to Section 607.194 of the Florida General Corporation Act the undersigned, being all the directors and the sole shareholder of Florida Ladder Company, a Florida corporation, adopt these Articles of Amendment amending and restating the Articles of Incorporation of Florida Ladder Company in their entirety.

        FIRST:  The name of this corporation is Florida Ladder Company.

        SECOND: The Articles of Incorporation of this corporation are amended and restated in their entirety so as to read in full as follows:


                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      of
                            FLORIDA LADDER COMPANY


                ARTICLE I.  The name of this corporation is Florida Ladder
        Company.

                ARTICLE II.  The duration of this corporation is perpetual.

                ARTICLE III. The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be organized under the florida General Corporation Act.

                ARTICLE IV. The aggregate number of shares which this corporation shall have authority to issue is 500 shares of common stock of the par value of $1,000 per share.

                ARTICLE V. The number of directors of this corporation shall be as fixed in or pursuant to its By-Laws. Directors of this corporation may be removed from office and vacancies in the board of directors of this corporation may be filled, as provided in the By-Laws of this corporation.


        THIRD: These Articles of Amendment were adopted by all the directors and the sole shareholder of this corporation on May 12, 1987.

        FOURTH: Upon the filing of these Articles of Amendment with the Department of State of the State of Florida this corporation's original Articles of Incorporation, as theretofore amended, shall be superseded and thenceforth the Amended and Restated Articles of Incorporation of this corporation set forth above shall be the Articles of Incorporation of this corporation.

        IN WITNESS WHEREOF the undersigned have set their hands and seals on May 12, 1987.

                                /s/ Richard L. Werner       (Seal)
                                ----------------------------
                                Richard L. Werner


                                /s/ Donald M. Werner        (Seal)
                                ----------------------------
                                Donald M. Werner

                                        /s/ Marc L. Werner          (Seal)
                                        ----------------------------
                                        Marc L. Werner


                                        /s/ John P. Wiener, Jr.      (Seal)
                                        -----------------------------
                                        John P. Wiener, Jr.

                                        /s/ Tobin B. Wiener           (Seal)
                                        ------------------------------
                                        Tobin B. Wiener


ATTEST:                                 R.D. Werner Co., Inc.


/s/ illegible                           By /s/ illegible
------------------------------            ------------------------------
Asst. Secretary                                 President

[Corporate Seal]


                                 CERTIFICATE
                                -------------


        I, MARC L. WERNER, Secretary of FLORIDA LADDER COMPANY, hereby certify that Richard L. Werner, Donald M. Werner Marc L. Werner, John P. Wiener, Jr. and Tobin B. Wiener are all the directors of FLORIDA LADDER COMPANY and that R.D. Werner Co., Inc. is the sole shareholder of FLORIDA LADDER COMPANY.

        WITNESS my hand and seal this 12th day of May, 1987.


                                /s/ Marc L. Werner            (Seal)
                                -------------------------------
                                   Marc L. Werner

STATE OF FLORIDA

COUNTY OF SARASOTA

        Before the undersigned authority personally appeared this day JULIUS DELAGRANGE, WILLIAM N. STUART and W.M. WEATHERS, to me well known to be the individuals described in and who executed the foregoing certificate of incorporation, and severally acknowledged that they executed the same freely and voluntarily for the uses and purposes therein expressed.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Sarasota, this 30th day of December, A.D. 1949.

                                /s/ illegible
                                -----------------------------------------
                                Notary Public, State of Florida at Large


My commission expires April 20, 1951.

                 AMENDMENT TO CERTIFICATE OF INCORPORATION OF

                            FLORIDA LADDER COMPANY


        The undersigned, constituting all the Directors and all of the Stockholders of FLORIDA LADDER COMPANY, pursuant to the provisions of Section
601.18 Florida Statutes, do hereby file this written statement manifesting their intention that the certificate of incorporation be amended in the following manner and that this amendment be filed in the office of the Secretary of State by the secretary of the corporation and that the secretary pay all necessary fees and filing taxes to the Secretary of State in connection therewith.

                The authorized capital stock of this corporation is changed from a maximum of 200 shares of common voting stock at no par value which shall be fully paid when issued and non-assessable to a maximum 300 shares of common stock of $1,000.00 par value which shall be fully paid when issued and non-assessable.

        This the 1st day of December, A.D. 1969.

                                                /s/ John P. Wiener
                                                -------------------------------
                                                    John P. Wiener

                                                /s/ Matthew A. Wiener
                                                --------------------------------
                                                      Matthew A. Wiener

                                                /s/ William A. Weathers
                                                -------------------------------
                                                      William M. Weathers

                                                 /s/ Emmet  Addy
                                                -------------------------------
                                                     Emmet Addy

                                                /s/ John F. Burkett, Jr.
                                                -------------------------------
                                                        John F. Burkett, Jr.

                            C E R T I F I C A T E
                            ---------------------


        WILLIAM A. WEATHERS, secretary of FLORIDA LADDER COMPANY, does hereby certify that the above named persons who have signed the foregoing Amendments to the Certificate of Incorporation of FLORIDA LADDER COMPANY, to-wit; JOHN P. WIENER, MARGERY A. WIENER, WILLIAM M. WEATHERS, EMMET ADDY and JOHN P. BURKETT, JR., constitute all of the Directors and all of the Stockholders of FLORIDA LADDER COMPANY.


                                        /s/ William M. Weathers
                                        -------------------------------------
                                        William M. Weathers



                                                (CORPORATE SEAL)

                         CERTIFICATE OF INCORPORATION
                                      OF
                            FLORIDA LADDER COMPANY
            (Incorporated Under the laws of the State of Florida)

        We, the undersigned, hereby associate ourselves together for the purpose of becoming a corporation under the laws of the State of Florida, by and under the provisions of the statutes of the State of Florida, providing for the formation liability, rights, privileges and immunities of a corporation for profit.

        ARTICLE I - NAME OF COMPANY - The name of this corporation shall be "Florida Ladder Company."

        ARTICLE II - GENERAL NATURE OF BUSINESS - The general nature of the business and the objects and purposes proposed to be transacted and carried on are to do any and all of the things herein mentioned, as fully a d to the same extent as natural persons might or could do. viz.:

        To manufacture, make, buy, sell, import, export, deal and trade in ladders, furniture, and wood, metal, plastic, ceramic and other types of products of every kind and description;

        To buy and sell, deal in, develop, promote and finance real estate and real estate properties, buildings and improvements on its own account or for or with others;

        To buy, acquire, purchase, own, hold, transfer, sell, mortgage, pledge, hypothecate, encumber, develop, import, export and deal in any and all kinds of property;

        To own, operate and transact the business of factor, broker, importer, exporter, warehousemen or sale's agent;

        To own, operate and transact the business of a retail and/or wholesale and/or commission merchant or dealer in any line of goods or commodities, and dispose of any such business in whole or in part;

        To own, operate and transact the business of ranching, dairying, trucking and/or farming;

        To deal in motor vehicles and to deal in and manufacture motor vehicle equipment, accessories and supplies;

        To carry or, engage in, or buy and dispose of in whole or in part, any trading, commercial, manufacturing, amusement or mining business;

        To buy, own, hold and/or operate hotels, restaurants, theatres, places of amusement, shows, public concessions or amusement or recreational resorts or enterprises, stores and/or factories and dispose of the same in part or in entirety;

        To own, hold and/or operate ships, barges, fighters, tugs and vessels of all kinds, (but this corporation shall not engage in the business of a canal company);

        To acquire, hold, sell and/or dispose of any of the capital stock, debentures, bonds or obligations of any other corporation or association;

        To lease any of the properties or business herein encumbered or mentioned for any of the purposes herein specified or to let the same;

        To engage in, operate, own, carry on and do the business of a wholesale and/or retail, lumber, hardware and marine-supply merchant and produce, manufacture and _______ in ____ manner of materials equipment and supplies used or suitable for use in the construction and/or maintenance of any sort vessel, watercraft, building or structure.

        To have generally all powers necessary, needful or desirable for the full and complete exercise of any or all of the rights, powers and privileges indicated in this Article or incidental thereto; it being understood that the numerations of specific powers herein shall in no way restrict or impair any material or incidental powers not specifically mentioned hereinabove, and not specifically restricted by law; and it being further understood that this corporation shall, without being in any way limited by the foregoing enumeration, have all of the powers of a corporation for profit organized under the existing laws of Florida and under said laws as and when they may later be amended and/or supplemented.

        ARTICLE III - CAPITAL STOCK - The authorized capital stock of the corporation shall be divided into a _______________________ (200) shares of common voting stock of no par value union shall be fully paid when issued and non-assessable. All of said stock shall be payable in each, property, labor or services at a just valuation to be fixed by the Board of Directors at their first meeting or at a meeting __________ for that purpose; property, labor or services may be purchased, or paid for, with the capital stock at a just valuation to be fixed by the board of directors at a meeting call for that purpose. No other class of stock may be authorized.

        ARTICLE IV - [paragraph illegible]

        ARTICLE V - This corporation shall ____________________ existence unless sooner dissolved recording to ____________.

        ARTICLE VI - PRINCIPAL PLACE OF BUSINESS - The principal place of business of said corporation shall be at __________ Airport, ______ County, Florida, _______ to having branch offices at other places within or without the Note of Florida and ____________ without the United States of America.

        ARTICLE VII - BOARD OF DIRECTORS - The number of directors of this corporation shall be not less than three nor more than ten.

        ARTICLE VIII - Directors - The _______ of post office addressee of the members o the first board of Directors of this corporation shall hold office for the first year or until their successors are chosen, shall be:

                Name                            Address
                ----                            -------

Julius Delagrange               P.O. Box 2044, Sarasota, Florida
William M. Stuart               6 Floyd Avenue, Sarasota, Florida
s.M. B___________               701 windsor Avenue, Sarasota , Florida

        ARTICLE IX - SUBSCRIBER - The name and post office address of each subscriber and the number of shares of stock which each agree to take are:

        Name                    Address                         No. Share
       ------                   -------                        -----------

Julius Delagrange       P.O. Box 2044, Sarasota, Florida          46
William N. Stuart       262 Floyd Ave., Sarasota, Florida         48
W. M. Beetners          791 Windsor Ave., Sarasota, Florida       10


        ARTICLE X - SPECIAL CHARTER PROVIDER -

        (1) The Officers of this corporation shall consist of a President, Vice-President, Secretary and Treasurer. The office of Treasurer may be combined with either that of President or Secretary and held by one and the same person and the office of Vice-President may also be combined with that of Secretary in the manner, but one person shall not hold more than two office simultaneously.

        (2) The members of the Board of Directors shall be stockholders of the corporation and shall be elected by the stockholders; but the officers of the corporation shall be appointed or selected by the directors.

        (3) The annual meeting of stockholders shall be held at the principal office of the company on the second Tuesday in January of each year for the purpose of electing directors for the ensuing year and for such other business as may come up for consideration. The time of holding such annual meeting may, however, be changed from time to time and fixed in the by-laws.

        IN WITNESS WHEREOF, we have hereunto set our hands and seals at Sarasota, Florida, this 30th day of December, A.D. 1979.


                                /s/ illegible                   (Seal)
                                --------------------------------

                                /s/ illegible                   (Seal)
                                --------------------------------

                                /s/ illegible                   (Seal)
                                --------------------------------

                                     -4-